Exhibit 99.2

FINANCIAL SUPPLEMENT
THIRD QUARTER 2018

THE HANOVER INSURANCE GROUP
FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions...........................................................................................	1
Financial Highlights...............................................................................................	2
Consolidated Financial Statements
Income Statements...........................................................................................	3
Balance Sheets................................................................................................	4
GAAP Underwriting Results
Consolidated....................................................................................................	5-7
Commercial Lines.............................................................................................	8-10
Personal Lines.................................................................................................	11-13
Investments
Net Investment Income and Yields....................................................................	14
Investment Portfolio..........................................................................................	15
Credit Quality and Duration of Fixed Maturities.................................................	16
Top 10 Corporate and Municipal Fixed Maturity Holdings..................................	17
Reconciliation of Operating Income to Net Income..............................................	18
Other Information
Non-GAAP Financial Measures.........................................................................	19
Corporate Information.......................................................................................	20
Market and Dividend Information.......................................................................	20
Financial Strength and Debt Ratings................................................................	20

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties property damage to an insured's vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and a discontinued voluntary pools business.

THE HANOVER INSURANCE GROUP
FINANCIAL HIGHLIGHTS

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except earnings per share)	2017	2017	2018	2018	2018	2017	2018
PREMIUMS
Gross premiums written	$1,234.8	$1,088.8	$1,178.6	$1,206.8	$1,296.7	$3,474.7	$3,682.1

Net premiums written	1,119.0	980.6	1,068.7	1,094.2	1,177.2	3,128.5	3,340.1

Net premiums earned	1,004.4	1,023.4	1,042.5	1,058.2	1,071.7	2,957.0	3,172.4

EARNINGS
Operating income before interest and taxes	$86.2	$109.0	$93.3	$107.3	$112.8	$218.3	$313.4
Operating income after taxes	52.0	65.8	66.1	76.2	84.9	126.8	227.2

Income from continuing operations	59.5	71.9	50.5	82.4	104.0	144.2	236.9

Net income	11.1	51.5	67.7	99.3	100.4	134.7	267.4

PER SHARE DATA (DILUTED)

Operating income after taxes	$1.21	$1.53	$1.54	$1.77	$1.97	$2.96	$5.28

Income from continuing operations	1.38	1.67	1.17	1.91	2.41	3.36	5.50

Net income	0.26	1.20	1.57	2.31	2.33	3.14	6.21

Weighted average shares outstanding	42.9	43.0	43.1	43.1	43.1	42.9	43.1

BALANCE SHEET
	September 30	December 31	March 31	June 30	September 30
(In millions, except per share data)	2017	2017	2018	2018	2018

Total assets	$15,389.3	$15,469.6	$15,334.2	$15,403.6	$15,624.3
Total loss and loss adjustment expense reserves	4,935.1	5,058.5	5,087.9	5,116.4	5,188.9
Total shareholders' equity	2,972.0	2,997.7	2,913.1	2,939.8	2,982.4
Total shareholders' equity, excluding net unrealized appreciation
depreciation on fixed maturity investments, net of tax	2,743.5	2,792.3	2,912.8	2,988.6	3,056.4

U.S. Property and Casualty Companies
Statutory surplus	$2,061.9	$2,077.1	$2,126.5	$2,075.7	$2,171.2
Premium to surplus ratio	1.96:1	1.98:1	1.97:1	2.06:1	1.99:1

Book value per share	$70.10	$70.59	$68.56	$69.17	$70.40
Book value per share, excluding net unrealized appreciation
depreciation on fixed maturity investments, net of tax	$64.71	$65.76	$68.55	$70.32	$72.14
Tangible book value per share (total book value excluding goodwill
and intangibles)	$63.49	$63.94	$61.90	$62.63	$63.90

Shares outstanding	42.4	42.5	42.5	42.5	42.4

Total debt/equity	26.5%	26.3%	27.0%	26.8%	26.1%
Total debt/total capital	20.9%	20.8%	21.3%	21.1%	20.7%

THE HANOVER INSURANCE GROUP
CONSOLIDATED INCOME STATEMENTS

	Three Months ended September 30			Nine Months ended September 30
(In millions)	2018	2017	% Change	2018	2017	% Change

REVENUES
Premiums earned	$1,071.7	$1,004.4	6.7	$3,172.4	$2,957.0	7.3
Net investment income	66.4	62.6	6.1	198.0	181.3	9.2
Net realized and unrealized investment gains (losses):
Net realized gains (losses) from sales and other	(0.2)	14.6	(101.4)	(0.1)	25.0	(100.4)
Net change in fair value of equity securities	23.6	-	N/M	6.7	-	N/M
Net other-than-temporary impairment losses on investments
recognized in earnings	(0.4)	(1.3)	(69.2)	(2.8)	(4.5)	(37.8)
Total net realized and unrealized investment gains	23.0	13.3	72.9	3.8	20.5	(81.5)
Fees and other income	5.5	5.6	(1.8)	17.3	16.6	4.2
Total revenues	1,166.6	1,085.9	7.4	3,391.5	3,175.4	6.8

LOSSES AND EXPENSES
Losses and loss adjustment expenses	676.4	656.5	3.0	2,018.5	1,938.2	4.1
Amortization of deferred acquisition costs	224.4	211.4	6.1	664.7	625.6	6.3
Interest expense	11.2	11.3	(0.9)	33.9	33.9	-
Other operating expenses	131.9	124.0	6.4	393.0	380.1	3.4
Total losses and expenses	1,043.9	1,003.2	4.1	3,110.1	2,977.8	4.4

Income from continuing operations before income taxes	122.7	82.7	48.4	281.4	197.6	42.4
Income tax expense	18.7	23.2	(19.4)	44.5	53.4	(16.7)

Income from continuing operations	104.0	59.5	74.8	236.9	144.2	64.3
			-
Income (loss) from discontinued Chaucer business, net of taxes	(3.6)	(47.2)	(92.4)	30.5	(8.3)	(467.5)

Net loss from discontinued life business, net of taxes	-	(1.2)	N/M	-	(1.2)	N/M

Net income	$100.4	$11.1	804.5	$267.4	$134.7	98.5

THE HANOVER INSURANCE GROUP
CONSOLIDATED BALANCE SHEETS

	September 30	December 31
(In millions, except per share data)	2018	2017	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,204.3 and $5,657.1)	$6,092.6	$5,749.3	6.0
Equity securities, at fair value	574.8	576.2	(0.2)
Other investments	633.2	562.7	12.5
Total investments	7,300.6	6,888.2	6.0
Cash and cash equivalents	117.9	297.9	(60.4)
Accrued investment income	53.0	48.2	10.0
Premiums and accounts receivable, net	1,217.8	1,095.7	11.1
Reinsurance recoverable on paid and unpaid losses and unearned premiums	1,586.0	1,625.5	(2.4)
Deferred acquisition costs	456.9	430.0	6.3
Deferred income taxes	33.5	17.0	97.1
Goodwill	178.8	178.8	-
Other assets	330.0	333.7	(1.1)
Assets held-for-sale	4,247.2	4,466.6	(4.9)
Assets of discontinued life business	102.6	88.0	16.6
Total assets	$15,624.3	$15,469.6	1.0

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$5,188.9	$5,058.5	2.6
Unearned premiums	2,314.4	2,131.7	8.6
Expenses and taxes payable	538.6	620.7	(13.2)
Reinsurance premiums payable	46.4	51.5	(9.9)
Debt	777.6	786.9	(1.2)
Liabilities held-for-sale	3,660.4	3,707.2	(1.3)
Liabilities of discontinued life business	115.6	115.4	0.2
Total liabilities	12,641.9	12,471.9	1.4

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	1,868.9	1,857.0	0.6
Accumulated other comprehensive income (loss)	(190.8)	107.6	(277.3)
Retained earnings	2,277.6	1,975.0	15.3
Treasury stock at cost (18.2 million and 18.0 million shares)	(973.9)	(942.5)	3.3
Total shareholders' equity	2,982.4	2,997.7	(0.5)
Total liabilities and shareholders' equity	$15,624.3	$15,469.6	1.0

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended September 30

	2018				2017

	Commercial	Personal			Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Other	Total	Lines	Lines	Other	Total

Gross premiums written	$801.6	$495.1	$-	$1,296.7	$772.8	$462.0	$-	$1,234.8

Net premiums written	$709.2	$468.0	$-	$1,177.2	$680.2	$438.8	$-	$1,119.0

Net premiums earned	$640.4	$431.3	$-	$1,071.7	$604.0	$400.4	$-	$1,004.4

Losses and LAE:

Current accident year, excluding catastrophe losses	372.8	258.4	-	631.2	343.0	232.2	0.1	575.3

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(8.5)	8.5	0.3	0.3	-	-	0.3	0.3

Current accident year catastrophe losses	33.2	12.4	-	45.6	62.5	15.0	-	77.5

Prior accident year favorable catastrophe loss development	(0.7)	-	-	(0.7)	(0.4)	-	-	(0.4)

Total losses and LAE	396.8	279.3	0.3	676.4	405.1	247.2	0.4	652.7

Amortization of deferred acquisition costs and other underwriting expenses	222.8	123.2	0.7	346.7	212.8	112.5	0.4	325.7
			-
GAAP underwriting profit (loss)	20.8	28.8	(1.0)	48.6	(13.9)	40.7	(0.8)	26.0

Net investment income	45.0	18.2	3.2	66.4	42.1	17.8	2.7	62.6

Other income	2.0	2.9	0.6	5.5	2.1	2.8	0.7	5.6

Other operating expenses	(2.7)	(1.7)	(3.3)	(7.7)	(2.3)	(1.7)	(4.0)	(8.0)

Operating income (loss) before income taxes	$65.1	$48.2	$(0.5)	$112.8	$28.0	$59.6	$(1.4)	$86.2

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	58.2%	59.9%	N/M	58.9%	56.8%	58.0%	N/M	57.3%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(1.3)%	2.0%	N/M	-	-	-	N/M	-

Current accident year catastrophe losses	5.2%	2.9%	N/M	4.3%	10.4%	3.7%	N/M	7.7%

Prior accident year favorable catastrophe loss development	(0.1)%	-	N/M	(0.1)%	(0.1)%	-	N/M	-
Total loss and LAE ratio	62.0%	64.8%	N/M	63.1%	67.1%	61.7%	N/M	65.0%

Expense ratio	34.6%	28.0%	N/M	32.0%	35.0%	27.5%	N/M	32.1%

Combined ratio	96.6%	92.8%	N/M	95.1%	102.1%	89.2%	N/M	97.1%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Nine Months ended September 30

	2018				2017

	Commercial	Personal			Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Other	Total	Lines	Lines	Other	Total

Gross premiums written	$2,278.3	$1,403.8	$-	$3,682.1	$2,176.0	$1,298.7	$-	$3,474.7

Net premiums written	$2,010.7	$1,329.4	$-	$3,340.1	$1,897.1	$1,231.4	$-	$3,128.5

Net premiums earned	$1,904.0	$1,268.4	$-	$3,172.4	$1,783.5	$1,173.5	$-	$2,957.0

Losses and LAE:

Current accident year, excluding catastrophe losses	1,084.2	764.4	-	1,848.6	1,018.2	705.4	0.1	1,723.7

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(18.1)	17.9	0.9	0.7	(0.1)	0.1	0.9	0.9

Current accident year catastrophe losses	102.9	74.1	-	177.0	142.3	68.7	-	211.0

Prior accident year favorable catastrophe loss development	(7.6)	(0.2)	-	(7.8)	(1.2)	-	-	(1.2)

Total losses and LAE	1,161.4	856.2	0.9	2,018.5	1,159.2	774.2	1.0	1,934.4

Amortization of deferred acquisition costs and other underwriting expenses	668.0	360.9	2.2	1,031.1	639.0	337.8	1.2	978.0
			-
GAAP underwriting profit (loss)	74.6	51.3	(3.1)	122.8	(14.7)	61.5	(2.2)	44.6

Net investment income	135.1	54.7	8.2	198.0	123.7	52.3	5.3	181.3

Other income	6.6	8.7	2.0	17.3	6.0	8.5	2.1	16.6

Other operating expenses	(8.0)	(5.0)	(11.7)	(24.7)	(6.8)	(5.2)	(12.2)	(24.2)

Operating income (loss) before income taxes	$208.3	$109.7	$(4.6)	$313.4	$108.2	$117.1	$(7.0)	$218.3

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	57.0%	60.3%	N/M	58.3%	57.1%	60.1%	N/M	58.3%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(1.0)%	1.4%	N/M	-	-	-	N/M	-

Current accident year catastrophe losses	5.4%	5.8%	N/M	5.5%	8.0%	5.9%	N/M	7.1%

Prior accident year favorable catastrophe loss development	(0.4)%	-	N/M	(0.2)%	(0.1)%	-	N/M	-
Total loss and LAE ratio	61.0%	67.5%	N/M	63.6%	65.0%	66.0%	N/M	65.4%

Expense ratio	34.9%	27.9%	N/M	32.2%	35.6%	28.2%	N/M	32.7%

Combined ratio	95.9%	95.4%	N/M	95.8%	100.6%	94.2%	N/M	98.1%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2017	2017	2018	2018	2018	2017	2018

Gross premiums written	$1,234.8	$1,088.8	$1,178.6	$1,206.8	$1,296.7	$3,474.7	$3,682.1

Net premiums written	$1,119.0	$980.6	$1,068.7	$1,094.2	$1,177.2	$3,128.5	$3,340.1

Net premiums earned	$1,004.4	$1,023.4	$1,042.5	$1,058.2	$1,071.7	$2,957.0	$3,172.4

Losses and LAE:

Current accident year, excluding catastrophe losses	575.3	598.5	605.1	612.3	631.2	1,723.7	1,848.6

Prior accident year unfavorable reserve development, excluding catastrophe losses	0.3	0.3	0.3	0.1	0.3	0.9	0.7

Current accident year catastrophe losses	77.5	41.9	72.3	59.1	45.6	211.0	177.0

Prior accident year favorable catastrophe loss development	(0.4)	(0.2)	(6.8)	(0.3)	(0.7)	(1.2)	(7.8)

Total losses and LAE	652.7	640.5	670.9	671.2	676.4	1,934.4	2,018.5

Amortization of deferred acquisition costs and other underwriting expenses	325.7	335.8	341.7	342.7	346.7	978.0	1,031.1

GAAP underwriting profit	$26.0	$47.1	$29.9	$44.3	$48.6	$44.6	$122.8

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	57.3%	58.4%	58.0%	57.9%	58.9%	58.3%	58.3%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	-	-	-	-	-

Current accident year catastrophe losses	7.7%	4.1%	6.9%	5.6%	4.3%	7.1%	5.5%

Prior accident year favorable catastrophe loss development	-	-	(0.7)%	-	(0.1)%	-	(0.2)%

Total loss and LAE ratio	65.0%	62.5%	64.2%	63.5%	63.1%	65.4%	63.6%

Expense ratio	32.1%	32.5%	32.4%	32.0%	32.0%	32.7%	32.2%

Combined ratio	97.1%	95.0%	96.6%	95.5%	95.1%	98.1%	95.8%

Combined ratio, excluding catastrophe losses	89.4%	90.9%	90.4%	89.9%	90.9%	91.0%	90.5%

Current accident year combined ratio, excluding catastrophe losses	89.4%	90.9%	90.4%	89.9%	90.9%	91.0%	90.5%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended September 30

	2018					2017

	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total

Net premiums written	$251.8	$92.3	$81.7	$283.4	$709.2	$240.2	$87.9	$81.6	$270.5	$680.2

Net premiums earned	$213.1	$84.4	$78.3	$264.6	$640.4	$204.2	$78.5	$75.6	$245.7	$604.0

Losses and LAE:

Current accident year, excluding catastrophe losses	119.8	65.3	48.9	138.8	372.8	107.0	53.4	46.4	136.2	343.0

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(1.4)	5.3	(8.0)	(4.4)	(8.5)	-	-	-	-	-

Current accident year catastrophe losses	20.7	0.6	-	11.9	33.2	18.4	3.8	-	40.3	62.5

Prior accident year unfavorable (favorable) catastrophe loss development	0.7	-	-	(1.4)	(0.7)	-	-	-	(0.4)	(0.4)

Total losses and LAE	139.8	71.2	40.9	144.9	396.8	125.4	57.2	46.4	176.1	405.1

Amortization of deferred acquisition costs and other underwriting expenses					222.8					212.8

GAAP underwriting profit (loss)					20.8					(13.9)

Net investment income					45.0					42.1

Other income					2.0					2.1

Other operating expenses					(2.7)					(2.3)

Operating income before income taxes					$65.1					$28.0
								.

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	56.3%	77.4%	62.4%	52.5%	58.2%	52.4%	68.1%	61.4%	55.5%	56.8%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.7)%	6.3%	(10.2)%	(1.7)%	(1.3)%	-	-	-	-	-

Current accident year catastrophe losses	9.7%	0.7%	-	4.5%	5.2%	9.0%	4.8%	-	16.4%	10.4%

Prior accident year unfavorable (favorable) catastrophe loss development	0.3%	-	-	(0.5)%	(0.1)%	-	-	-	(0.2)%	(0.1)%
Total loss and LAE ratio	65.6%	84.4%	52.2%	54.8%	62.0%	61.4%	72.9%	61.4%	71.7%	67.1%

Expense ratio					34.6%					35.0%

Combined ratio					96.6%					102.1%

Change in policies in force	6.5%	1.4%	9.6%	4.9%	5.7%	6.9%	1.9%	12.7%	6.4%	6.8%

Retention	85.8%	83.6%	77.6%	N/M	84.1%	87.3%	85.8%	82.2%	N/M	86.0%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Nine Months ended September 30

	2018					2017

	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total

Net premiums written	$669.1	$265.9	$249.4	$826.3	$2,010.7	$634.6	$249.4	$241.7	$771.4	$1,897.1

Net premiums earned	$628.2	$249.8	$237.5	$788.5	$1,904.0	$596.6	$234.0	$223.1	$729.8	$1,783.5

Losses and LAE:

Current accident year, excluding catastrophe losses	350.6	177.0	146.4	410.2	1,084.2	323.3	159.2	138.9	396.8	1,018.2

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(3.1)	13.2	(14.2)	(14.0)	(18.1)	-	-	-	(0.1)	(0.1)

Current accident year catastrophe losses	63.7	2.7	-	36.5	102.9	66.5	5.3	-	70.5	142.3

Prior accident year unfavorable (favorable) catastrophe loss development	(4.7)	-	-	(2.9)	(7.6)	1.2	(0.1)	-	(2.3)	(1.2)

Total losses and LAE	406.5	192.9	132.2	429.8	1,161.4	391.0	164.4	138.9	464.9	1,159.2

Amortization of deferred acquisition costs and other underwriting expenses					668.0					639.0

GAAP underwriting profit (loss)					74.6					(14.7)

Net investment income					135.1					123.7

Other income					6.6					6.0

Other operating expenses					(8.0)					(6.8)

Operating income before income taxes					$208.3					$108.2

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	55.8%	70.8%	61.7%	52.0%	57.0%	54.2%	68.1%	62.3%	54.4%	57.1%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.5)%	5.3%	(6.0)%	(1.8)%	(1.0)%	-	-	-	-	-

Current accident year catastrophe losses	10.1%	1.1%	-	4.7%	5.4%	11.1%	2.2%	-	9.6%	8.0%

Prior accident year unfavorable (favorable) catastrophe loss development	(0.7)%	-	-	(0.4)%	(0.4)%	0.2%	-	-	(0.3)%	(0.1)%
Total loss and LAE ratio	64.7%	77.2%	55.7%	54.5%	61.0%	65.5%	70.3%	62.3%	63.7%	65.0%

Expense ratio					34.9%					35.6%

Combined ratio					95.9%					100.6%

Change in policies in force	6.5%	1.4%	9.6%	4.9%	5.7%	6.9%	1.9%	12.7%	6.4%	6.8%

Retention	86.2%	84.0%	79.7%	N/M	84.6%	86.6%	82.7%	81.5%	N/M	84.7%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2017	2017	2018	2018	2018	2017	2018

Gross premiums written	$772.8	$650.8	$759.0	$717.7	$801.6	$2,176.0	$2,278.3

Net premiums written	$680.2	$564.9	$671.9	$629.6	$709.2	$1,897.1	$2,010.7

Net premiums earned	$604.0	$616.1	$629.0	$634.6	$640.4	$1,783.5	$1,904.0

Losses and LAE:

Current accident year, excluding catastrophe losses	343.0	349.7	353.2	358.2	372.8	1,018.2	1,084.2

Prior accident year favorable reserve development, excluding catastrophe losses	-	(9.3)	(1.6)	(8.0)	(8.5)	(0.1)	(18.1)

Current accident year catastrophe losses	62.5	29.7	44.6	25.1	33.2	142.3	102.9

Prior accident year favorable catastrophe loss development	(0.4)	(0.2)	(6.6)	(0.3)	(0.7)	(1.2)	(7.6)

Total losses and LAE	405.1	369.9	389.6	375.0	396.8	1,159.2	1,161.4

Amortization of deferred acquisition costs and other underwriting expenses	212.8	219.3	223.1	222.1	222.8	639.0	668.0
	-
GAAP underwriting profit (loss)	$(13.9)	$26.9	$16.3	$37.5	$20.8	$(14.7)	$74.6

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	56.8%	56.7%	56.2%	56.5%	58.2%	57.1%	57.0%

Prior accident year favorable reserve development, excluding catastrophe losses	-	(1.5)%	(0.3)%	(1.3)%	(1.3)%	-	(1.0)%

Current accident year catastrophe losses	10.4%	4.8%	7.0%	3.9%	5.2%	8.0%	5.4%

Prior accident year favorable catastrophe loss development	(0.1)%	-	(1.0)%	-	(0.1)%	(0.1)%	(0.4)%

Total loss and LAE ratio	67.1%	60.0%	61.9%	59.1%	62.0%	65.0%	61.0%

Expense ratio	35.0%	35.4%	35.3%	34.8%	34.6%	35.6%	34.9%

Combined ratio	102.1%	95.4%	97.2%	93.9%	96.6%	100.6%	95.9%

Combined ratio, excluding catastrophe losses	91.8%	90.6%	91.2%	90.0%	91.5%	92.7%	90.9%

Current accident year combined ratio, excluding catastrophe losses	91.8%	92.1%	91.5%	91.3%	92.8%	92.7%	91.9%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended September 30

	2018				2017

(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total

Net premiums written	$291.4	$165.0	$11.6	$468.0	$272.2	$156.1	$10.5	$438.8

Net premiums earned	$273.7	$147.6	$10.0	$431.3	$252.2	$138.6	$9.6	$400.4

Losses and LAE:

Current accident year, excluding catastrophe losses	185.8	69.5	3.1	258.4	170.1	58.9	3.2	232.2

Prior accident year unfavorable reserve development, excluding catastrophe losses	3.0	4.0	1.5	8.5	-	-	-	-

Current accident year catastrophe losses	1.2	11.1	0.1	12.4	1.3	13.5	0.2	15.0

Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)	0.1	-	-	-	-	-	-

Total losses and LAE	189.9	84.7	4.7	279.3	171.4	72.4	3.4	247.2

Amortization of deferred acquisition costs and other underwriting expenses				123.2				112.5

GAAP underwriting profit				28.8				40.7

Net investment income				18.2				17.8

Other income				2.9				2.8

Other operating expenses				(1.7)				(1.7)

Operating income before income taxes				$48.2				$59.6

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	67.9%	47.1%	31.0%	59.9%	67.5%	42.5%	33.3%	58.0%

Prior accident year unfavorable reserve development, excluding catastrophe losses	1.1%	2.7%	15.0%	2.0%	-	-	-	-

Current accident year catastrophe losses	0.4%	7.5%	1.0%	2.9%	0.5%	9.7%	2.1%	3.7%

Prior accident year unfavorable catastrophe loss development	-	0.1%	-	-	-	-	-	-
Total loss and LAE ratio	69.4%	57.4%	47.0%	64.8%	68.0%	52.2%	35.4%	61.7%

Expense ratio				28.0%				27.5%

Combined ratio				92.8%				89.2%

Change in policies in force	2.8%	3.3%	13.3%	3.3%	4.0%	4.0%	(10.4)%	3.5%

Retention	84.5%	83.5%	N/M	84.0%	84.8%	83.6%	N/M	84.2%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Nine Months ended September 30

	2018				2017

(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total

Net premiums written	$847.1	$451.0	$31.3	$1,329.4	$781.4	$421.1	$28.9	$1,231.4

Net premiums earned	$802.0	$436.8	$29.6	$1,268.4	$735.9	$409.0	$28.6	$1,173.5

Losses and LAE:

Current accident year, excluding catastrophe losses	548.4	204.7	11.3	764.4	506.8	188.1	10.5	705.4

Prior accident year unfavorable reserve development, excluding catastrophe losses	9.6	6.8	1.5	17.9	-	-	0.1	0.1

Current accident year catastrophe losses	5.5	68.1	0.5	74.1	4.9	63.4	0.4	68.7

Prior accident year unfavorable (favorable) catastrophe loss development	(0.4)	-	0.2	(0.2)	(0.3)	0.2	0.1	-

Total losses and LAE	563.1	279.6	13.5	856.2	511.4	251.7	11.1	774.2

Amortization of deferred acquisition costs and other underwriting expenses				360.9				337.8

GAAP underwriting profit				51.3				61.5

Net investment income				54.7				52.3

Other income				8.7				8.5

Other operating expenses				(5.0)				(5.2)

Operating income before income taxes				$109.7				$117.1

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	68.4%	46.8%	38.1%	60.3%	68.9%	45.9%	36.8%	60.1%

Prior accident year unfavorable reserve development, excluding catastrophe losses	1.2%	1.6%	5.1%	1.4%	-	-	0.3%	-

Current accident year catastrophe losses	0.6%	15.6%	1.7%	5.8%	0.6%	15.6%	1.4%	5.9%

Prior accident year unfavorable (favorable) catastrophe loss development	-	-	0.7%	-	-	-	0.3%	-
Total loss and LAE ratio	70.2%	64.0%	45.6%	67.5%	69.5%	61.5%	38.8%	66.0%

Expense ratio				27.9%				28.2%

Combined ratio				95.4%				94.2%

Change in policies in force	2.8%	3.3%	13.3%	3.3%	4.0%	4.0%	(10.4)%	3.5%

Retention	85.2%	84.1%	N/M	84.6%	85.4%	83.9%	N/M	84.7%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2017	2017	2018	2018	2018	2017	2018

Gross premiums written	$462.0	$438.0	$419.6	$489.1	$495.1	$1,298.7	$1,403.8

Net premiums written	$438.8	$415.7	$396.8	$464.6	$468.0	$1,231.4	$1,329.4

Net premiums earned	$400.4	$407.3	$413.5	$423.6	$431.3	$1,173.5	$1,268.4

Losses and LAE:

Current accident year, excluding catastrophe losses	232.2	248.8	251.9	254.1	258.4	705.4	764.4

Prior accident year unfavorable reserve development, excluding catastrophe losses	-	9.3	1.6	7.8	8.5	0.1	17.9

Current accident year catastrophe losses	15.0	12.2	27.7	34.0	12.4	68.7	74.1

Prior accident year favorable catastrophe loss development	-	-	(0.2)	-	-	-	(0.2)

Total losses and LAE	247.2	270.3	281.0	295.9	279.3	774.2	856.2

Amortization of deferred acquisition costs and other underwriting expenses	112.5	114.8	117.9	119.8	123.2	337.8	360.9

GAAP underwriting profit	$40.7	$22.2	$14.6	$7.9	$28.8	$61.5	$51.3

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	58.0%	61.1%	60.8%	60.1%	59.9%	60.1%	60.3%

Prior accident year unfavorable reserve development, excluding catastrophe losses	-	2.3%	0.4%	1.8%	2.0%	-	1.4%

Current accident year catastrophe losses	3.7%	3.0%	6.7%	8.0%	2.9%	5.9%	5.8%

Prior accident year unfavorable catastrophe loss development	-	-	-	-	-	-	-

Total loss and LAE ratio	61.7%	66.4%	67.9%	69.9%	64.8%	66.0%	67.5%

Expense ratio	27.5%	27.6%	27.9%	27.7%	28.0%	28.2%	27.9%

Combined ratio	89.2%	94.0%	95.8%	97.6%	92.8%	94.2%	95.4%

Combined ratio, excluding catastrophe losses	85.5%	91.0%	89.1%	89.6%	89.9%	88.3%	89.6%

Current accident year combined ratio, excluding catastrophe losses	85.5%	88.7%	88.7%	87.8%	87.9%	88.3%	88.2%

THE HANOVER INSURANCE GROUP
NET INVESTMENT INCOME AND YIELDS

	Q3	Q4	Q1	Q2	Q3	YTD	YTD
(In millions, except yields)	2017	2017	2018	2018	2018	2017	2018

Net Investment Income
Fixed maturities	$51.4	$52.9	$52.7	$53.3	$55.3	$152.9	$161.3
Limited partnerships	5.8	3.5	7.3	5.8	4.7	11.8	17.8
Equity securities	4.1	4.6	3.9	4.6	4.3	13.4	12.8
Other investments	3.7	4.1	4.5	4.5	4.7	10.7	13.7
Investment expenses	(2.4)	(2.5)	(2.4)	(2.6)	(2.6)	(7.5)	(7.6)
Total	$62.6	$62.6	$66.0	$65.6	$66.4	$181.3	$198.0

Pre-tax Yields
Fixed maturities	3.70%	3.72%	3.64%	3.61%	3.60%	3.76%	3.61%
Total	3.83%	3.71%	3.84%	3.77%	3.68%	3.76%	3.76%

Pre-tax yields represent annualized net investment income for the period divided by the monthly average invested assets, excluding accumulated changes in fair value for fixed maturities and equity securities.

THE HANOVER INSURANCE GROUP
INVESTMENT PORTFOLIO
September 30, 2018

(In millions)
						Change in	Change in
	Weighted				Net	Net	Net
	Average	Amortized	Fair	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	Cost or Cost	Value	Total	Gain (Loss)	During Q3	YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$415.8	$402.2	5.4%	$(13.6)	$(4.8)	$(13.8)
Foreign government	AA	7.3	7.4	0.1%	0.1	-	(0.2)
Municipals:
Taxable	AA	828.6	827.5	11.2%	(1.1)	(6.6)	(24.6)
Tax-exempt	AA	59.6	58.8	0.8%	(0.8)	(0.4)	(1.2)
Corporate:
NAIC 1	A	1,506.9	1,478.8	20.0%	(28.1)	(3.9)	(50.0)
NAIC 2	BBB	1,621.5	1,590.0	21.4%	(31.5)	(0.4)	(60.5)
NAIC 3 and below	B+	301.2	305.0	4.1%	3.8	1.9	(7.7)
Total corporate	BBB+	3,429.6	3,373.8	45.5%	(55.8)	(2.4)	(118.2)
Asset-backed:
Residential mortgage-backed	AAA	731.8	707.1	9.5%	(24.7)	(7.1)	(25.6)
Commercial mortgage-backed	AAA	645.1	630.5	8.5%	(14.6)	(2.2)	(19.3)
Asset-backed	AA+	86.5	85.3	1.1%	(1.2)	(0.1)	(1.0)
Total fixed maturities	A+	6,204.3	6,092.6	82.1%	(111.7)	(23.6)	(203.9)
Equity securities (1)		574.8	574.8	7.8%	-	-	(142.5)
Mortgage and other loans		394.4	394.4	5.3%	-	-	-
Other investments (1)		238.8	238.8	3.2%	-	-	(3.4)
Total investments		7,412.3	7,300.6	98.4%	(111.7)	(23.6)	(349.8)
Cash and cash equivalents		117.9	117.9	1.6%	-	-	-
Total, excluding held-for-sale		$7,530.2	$7,418.5	100.0%	$(111.7)	$(23.6)	$(349.8)

Investments held-for-sale		$2,091.6	$2,056.8	100.0%	$(34.8)	$(5.0)	$(33.8)

(1) The balance of unrealized was reclassified to retained earnings, net of tax, on January 1, 2018 as a result of implementing FASB's ASU 2016-01, Recognition and Measurement of Financial Instruments. Following the implementation, changes in fair value on these investments are recorded in net income.

THE HANOVER INSURANCE GROUP
CREDIT QUALITY AND DURATION OF FIXED MATURITIES
September 30, 2018

(In millions)

CREDIT QUALITY OF FIXED MATURITIES

	Rating Agency	Amortized	Fair	% of Total	Wtd. Avg.
NAIC Designation	Equivalent Designation	Cost	Value	Fair Value	Rating

1	Aaa/Aa/A	$4,253.1	$4,170.1	68.4%
2	Baa	1,642.6	1,609.9	26.4%
3	Ba	160.7	163.3	2.7%
4	B	131.6	132.8	2.2%
5	Caa and lower	16.0	16.1	0.3%
6	In or near default	0.3	0.4	-
Total, excluding fixed maturities held-for-sale		$6,204.3	$6,092.6	100.0%	A+

Fixed maturities held-for-sale		$1,841.7	$1,806.9		AA-

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total	Wtd. Avg.
		Cost	Value	Fair Value	Duration

	0-2 Years	$942.9	$953.0	15.6%
	2-4 Years	1,499.9	1,496.6	24.6%
	4-6 Years	1,673.8	1,640.4	26.9%
	6-8 Years	1,912.9	1,831.6	30.1%
	8-10 Years	103.0	100.9	1.7%
	10+ Years	71.8	70.1	1.1%
Total, excluding fixed maturities held-for-sale		$6,204.3	$6,092.6	100.0%	4.7

Fixed maturities held-for-sale		$1,841.7	$1,806.9		3.0

THE HANOVER INSURANCE GROUP
TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS - CONTINUING OPERATIONS
September 30, 2018

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	Ratings (1)
Bank of New York Mellon	$23.7	$23.1	0.31%	A
Oracle Corp.	23.1	23.1	0.31%	AA-
JP Morgan Chase	22.6	21.8	0.29%	A-
AvalonBay Communities	22.1	21.1	0.28%	A-
Lockheed Martin Corp.	21.3	21.2	0.29%	BBB+
Kroger Corp.	21.3	20.9	0.28%	BBB+
Enterprise Holdings	20.8	19.9	0.27%	A-
Sempra Energy	20.7	20.0	0.27%	BBB+
KeyCorp	20.3	19.9	0.27%	BBB+
US Bancorp	20.2	19.7	0.27%	A-
Top 10 Corporate and Municipal Fixed	$216.1	$210.7	2.84%

(1) Represents nationally recognized rating agency sources.

THE HANOVER INSURANCE GROUP
RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended September 30				Nine Months ended September 30
	2018		2017		2018		2017
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$65.1		$28.0		$208.3		$108.2
Personal Lines	48.2		59.6		109.7		117.1
Other	(0.5)		(1.4)		(4.6)		(7.0)
Total	112.8		86.2		313.4		218.3

Interest expense	(11.2)		(11.3)		(33.9)		(33.9)

Operating income before income taxes	101.6	$2.36	74.9	$1.75	279.5	$6.49	184.4	$4.30

Income tax expense on operating income	(16.7)	(0.39)	(22.9)	(0.54)	(52.3)	(1.21)	(57.6)	(1.34)

Operating income after income taxes	84.9	`	52.0	1.21	227.2	5.28	126.8	2.96
Non-operating items:
Net realized gains (losses) from sales and other	(0.2)	-	14.6	0.34	(0.1)	-	25.0	0.58
Net change in fair value of equity securities	23.6	0.54	-	-	6.7	0.15	-	-
Net other-than-temporary impairment losses on investments recognized in earnings	(0.4)	(0.01)	(1.3)	(0.03)	(2.8)	(0.07)	(4.5)	(0.11)
Other	(1.9)	(0.04)	(5.5)	(0.13)	(1.9)	(0.04)	(7.3)	(0.17)
Income tax benefit (expense) on non-operating items	(2.0)	(0.05)	(0.3)	(0.01)	7.8	0.18	4.2	0.10
Income from continuing operations, net of taxes	104.0	2.41	59.5	1.38	236.9	5.50	144.2	3.36

Income (loss) from discontinued Chaucer business, net of taxes	(3.6)	(0.08)	(47.2)	(1.10)	30.5	0.71	(8.3)	(0.19)

Net loss from discontinued life business, net of taxes	-	-	(1.2)	(0.02)	-	-	(1.2)	(0.03)

NET INCOME	$100.4	$2.33	$11.1	$0.26	$267.4	$6.21	$134.7	$3.14

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company's non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized and unrealized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which, in 2018 also included changes in the fair value of equity securities still held as a result of the implementation of a new accounting standard, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales.  Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from:  Commercial Lines, Personal Lines, Chaucer, and Other.  The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to fixed maturity investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses on fixed maturities divided by the number of common shares outstanding.  Tangible book value per share is total shareholders' equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses.  A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three and nine months ended September 30, 2018 and 2017 is set forth on page 18 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF October 31, 2018				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.	Standard		Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	& Poor's	Moody's	PO Box 505000
Worcester, MA 01653				The Hanover Insurance				Louisville, KY 40233-5000
				Company	A	A	A3	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.	Standard
808 North Highlander Way				Debt Ratings	Best	& Poor's	Moody's	Common stock of The Hanover Insurance Group is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol "THG".
				Senior Debt	bbb	BBB	Baa3
				Subordinated Debentures	bb+	BB+	Ba1
MARKET AND DIVIDEND INFORMATION								INQUIRIES

The following tables set forth the high and low closing								Oksana Lukasheva
sales prices of our common stock and cash dividends								Vice President
for the periods indicated:								Investor Relations
(508) 855-2063
Quarter Ended	2018							olukasheva@hanover.com
	Price Range		Dividends
	High	Low	Per Share
March 31	$120.84	$106.61	$0.540					INVESTOR INFORMATION LINE
June 30	$123.22	$112.61	$0.540
September 30	$130.49	$115.28	$0.540					Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.
Please visit our internet site at http:// www.Hanover.com
Quarter Ended	2017
	Price Range		Dividends
	High	Low	Per Share
March 31	$91.58	$83.09	$0.500
June 30	$89.51	$80.59	$0.500
September 30	$99.63	$87.90	$0.500
December 31	$108.85	$96.87	$0.540